UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Capstead Mortgage Corporation

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Capstead Mortgage Corporation Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 17, 2017 for Capstead Mortgage Corporation. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/CMO. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 5, 2017. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/CMO  Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: *E-MAIL paper@investorelections.com INTERNET www.investorelections.com/CMO TELEPHONE (866) 648-8133 * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.  You must use the 12 digit control number located in the shaded gray box below. ACCOUNT NO. SHARES Capstead Mortgage Corporation Notice of Annual Meeting Date: Wednesday, May 17, 2017 Time: 1:00 P.M. (Central Daylight Time) Place: 8401 North Central Expressway, Suite 220, Dallas, Texas 75225-4404 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” each of the nominees listed below. 1. Election of Directors 01 John L. (Jack) Bernard 02 Jack Biegler 03 Michelle P. Goolsby 04 Gary Keiser 05 Christopher W. Mahowald 06 Michael G. O'Neil 07 Phillip A. Reinsch 08 Mark S. Whiting The Board of Directors recommends that you vote “FOR” the following. 2. Proposal 2 – To approve on an advisory (non-binding) basis our 2016 executive compensation. 3. Proposal 3 – To hold an advisory (non-binding) vote on the frequency of stockholder votes on our executive compensation. 4. Proposal 4 – To ratify the appoinment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.